UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021 (June 4, 2021)

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Vinco Ventures, Inc. (“Vinco”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, Vinco, ZVV Media Partners, LLC (the “Company”) and Zash Global Media and Entertainment Corporation (“ZASH”) entered into a Contribution Agreement (the “Contribution Agreement”). Vinco and ZASH established the newly formed Company in order to engage in the development and production of consumer facing content and related activities.

On February 23, 2021, ZASH entered into a Securities Purchase Agreement (“SPA”) with Lomotif Private Limited (“Lomotif”) pursuant to which ZASH is obligated to make certain cash payments to Lomotif in accordance with the terms of the SPA. The Company, ZASH and Lomotif are currently negotiating and finalizing a Deed of Variation to the SPA whereby, among other things, the Company, by way of novation, will have all of ZASH’s rights and benefits pursuant to the SPA.

On June 4, 2021, Vinco made a capital contribution to the Company in the amount of $2,000,000. On this same date, the Company entered into a Convertible Note Subscription Agreement (the “Note Agreement”) with Lomotif. Under the terms of the Note Agreement, the Company, in connection with the SPA and in satisfaction of certain of ZASH’s obligations thereunder, made a payment in the amount of $2,000,000 (the “Principal Amount”) to Lomotif. In consideration for the payment of the Principal Amount, Lomotif issued a note (the “Note”) to the Company with the right to redemption or the conditional right to acquire shares in the capital of Lomotif. The Note has a term of seven years and accrues a simple interest at 2% per annum.

The Note Agreement includes customary representations, warranties and covenants, and customary conditions to closing, expense and reimbursement obligations and termination provisions.

The foregoing description of the Note Agreement is not complete and is qualified in its entirety by reference to the full text of the Note Agreement, which is filed as Exhibit 10.1, respectively, hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “8-K”) that relates to the creation of direct financial obligations of Vinco Ventures, Inc.’s equity method investment in ZVV Media Partners, LLC is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1*	Convertible Note Subscription Agreement dated June 4, 2021

*Schedules have been omitted. Vinco hereby agrees to furnish to the SEC upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer